Commitments and Contingent Liabilities	3 Months Ended
Mar. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities
Commitments and Contingent Liabilities
Letters of credit – The Company periodically employs letters of credit in the normal course of its business and had outstanding letters of credit of approximately $7.3 million at March 31, 2018, of which $5.0 million were issued under the Company's Revolving Credit Facility.
Joint venture funding obligations – Each of Rowan and Saudi Aramco have agreed to take all steps necessary to ensure that ARO purchases at least 20 new build jack-up rigs ratably over 10 years once Saudi Aramco's joint venture to manufacture rigs commences operations. The first rig is expected to be delivered as early as 2021. The partners intend that the newbuild jack-up rigs will be financed out of available cash from operations and/or funds available from third party debt financing. The parties agreed that Saudi Aramco as a customer will provide drilling contracts to ARO in connection with the acquisition of the new rigs, which contracts could be used as security for third party debt financing if needed. If cash from operations or financing is not available to fund the cost of the newbuild jack-up rig, each partner is obligated to contribute funds, in the form of additional shareholder loans, to purchase such rigs, over time of up to a maximum amount of $1.25 billion per partner in the aggregate for all 20 newbuild jack-up rigs, which total investment amount is subject to a reduction formula as rigs are delivered. Further, no shareholder will be required to fund the delivery of more than three rigs during any twelve (12) month period.
Uncertain tax positions – The Company has been advised by the IRS of proposed unfavorable tax adjustments of $85 million including applicable penalties for the open tax years 2009 through 2012. The unfavorable tax adjustments primarily related to the following items: 2009 tax benefits recognized as a result of applying the facts of a third-party tax case that provided favorable tax treatment for certain non-U.S. contracts entered into in prior years to the Company’s situation; transfer pricing; and domestic production activity deduction. The Company has protested the proposed adjustment. However, the IRS does not agree with the Company's protest and they have submitted the proposed unfavorable tax adjustments to be reviewed by the IRS appeals group. In years subsequent to 2012, the Company has similar positions that could be subject to adjustments for the open years. The Company has provided for amounts that it believes will be ultimately payable under the proposed adjustments and intends to vigorously defend its positions; however, if the Company determines the provisions for these matters to be inadequate due to new information or the Company is required to pay a significant amount of additional U.S. taxes and applicable penalties and interest in excess of amounts that have been provided for these matters, the Company's consolidated results of operations and cash flows could be materially and adversely affected.
The gross unrecognized tax benefits excluding penalties and interest are $103 million and $102 million as of March 31, 2018 and December 31, 2017, respectively. If the March 31, 2018, net unrecognized tax benefits excluding penalties and interest were recognized, this would favorably impact the Company's tax provision by $41 million.
It is reasonable that the existing liabilities for the unrecognized tax benefits may increase or decrease over the next 12 months as a result of audit closures and statute expirations, however, the ultimate timing of the resolution and/or closure of audits is highly uncertain.
Pending or threatened litigation – The Company is involved in various routine legal proceedings incidental to its businesses and vigorously defends its position in all such matters. Although the outcome of such proceedings cannot be predicted with certainty, the Company believes that there are no known contingencies, claims or lawsuits that will have a material adverse effect on its financial position, results of operations or cash flows.
In addition to the legal proceedings described above, the Company is vigorously contesting a claim by a former agent in the Middle East for compensation associated with the Company's termination of the agent's services. In February 2018, the agent made a demand for approximately $45 million, which the Company believes is without merit. The Company is making payments pursuant to its agreements with the agent and has an accrual for the Company's best estimate of the potential liability. Because of the current uncertainty of the basis for the claim and the application of which law may apply to resolving the dispute, the amount of the accrual may be different from the amount of the ultimate liability.